Household Finance Corporation
HRSI Funding, Inc.
                          Sep-96           Oct-96
Household Private Label Credit Card Master Trust II, Series 1994-1
                      21-Oct-96        20-Nov-96


*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal
Receivables)
   Payment Rate
                           7.566%           7.901%
   Annualized Gross Cash Yield
                          20.494%          21.507%
   Annualized Default Rate
                           5.217%           5.448%
   Annualized Portfolio Yield
                          15.278%          16.060%

Delinquency status of accounts:  (gross over gross)
   30 - 59 days (Del Stat 1) ($)
                   64,386,279.38    64,344,691.35
   30 - 59 days (Del Stat 1) (%)
                            4.63%            4.63%
   60 - 89 days (Del Stat 2) ($)
                   29,845,184.16    29,843,936.46
   60 - 89 days (Del Stat 2) (%)
                            2.15%            2.15%
   90+ days (Del Stat 3+)($)
                   88,254,422.72    92,498,184.69
   90+ days (Del Stat 3+)(%)
                            6.35%            6.66%
        Total ($)
                  182,485,886.26   186,686,812.50
        Total (%)
                           13.13%           13.44%

Collections
   Principal (discount applied)
                   78,382,975.47    78,382,975.47
   Finance Charge & Fees (discount applied)
                   21,881,181.26    21,881,181.26
   Other
                            0.00             0.00
   Allocated Recoveries
                      750,092.97       862,174.52
   Total
                  101,014,249.70   101,126,331.25

Aggregate Principal Shortfalls for Group 1
                            0.00             0.00

Adjustment Payments
                            0.00             0.00
Transfer Deposit Amount
                            0.00             0.00

Charge-Off Activity
   Defaulted Receivables
                    5,760,594.31     5,760,594.31
   Defaulted Receivables Repurchased Pursuant to Article 2.07
                            0.00             0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03
                            0.00             0.00
   Defaulted Amount
                    5,760,594.31     5,760,594.31

*** Reallocated Investor Finance Charge and Administrative
Collections ***

Reallocated Investor Finance Charge and Administrative Collections
                   4,243,235.63     3,940,525.69
Investor Defaulted Amount
                    1,123,847.93     1,041,398.74
Series Adjusted Portfolio Yield
                          14.479%          15.165%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage
                      78.1919505%      76.7659574%
Fixed Class A Invested Percentage
                      82.0000000%      82.0000000%

Class A Monthly Interest (Due) [Section 4.08(a)]
                    1,068,776.04       916,093.75
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]
                            0.00             0.00
Class A Additional Interest (Due) [Section 4.08(a)]
                            0.00             0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]
                            0.00             0.00
Class A Investor Default Amount
                      878,758.62       799,439.71
Allocable Servicing Fee (Due) [Section 3]
                      430,871.21       382,339.02
Previously unpaid Allocable Servicing Fee
                            0.00             0.00

Class A Required Amount [Section 4.10 (a)]
                            0.00             0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section
4.13(a)]                         0.00             0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]
                            0.00             0.00
     From Subordinated Principal Collections [Section 4.15(a)]
                            0.00             0.00
     Total ("Funded Class A Required Amount")
                            0.00             0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]
                    3,317,868.70     3,024,982.27
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]
                      939,462.83       927,109.79
Funded Class A Required Amount
                            0.00             0.00
Excess Reallocated FC&A to cover previously unpaid Allocated
Servicing Fee [Section 4          0.00             0.00
Total Available for Class A Invested Percentage Allocations
                    2,378,405.87     2,097,872.48

Class A Monthly Interest (Paid)
                    1,068,776.04       916,093.75
Overdue Class A Monthly Interest (Paid)
                            0.00             0.00
Class A Additional Interest (Paid)
                            0.00             0.00
Overdue Class A Additional Interest (Paid)
                            0.00             0.00
Reimb. of Class A Investor Default Amount (Paid)
                      878,758.62       799,439.71
Allocable Servicing Fee (Paid)
                      430,871.21       382,339.02
Previously unpaid Allocable Servicing Fee (Paid)
                            0.00             0.00

Class A Interest Shortfall
                            0.00             0.00
Class A Additional Interest Shortfall
                            0.00             0.00

*** Class B Invested Percentage Allocations ***

Class B Invested Percentage
                       9.8080495%      11.2340426%
Fixed Class B Invested Percentage
                       6.0000000%       6.0000000%

Class B Monthly Interest (Due) [Section 4.08(b)]
                      141,562.50       141,562.50
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]
                            0.00             0.00
Class B Additional Interest (Due) [Section 4.08(b)]
                            0.00             0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]
                            0.00             0.00
Class B Investor Default Amount
                      110,227.56       116,991.18

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest
                            0.00             0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]
                            0.00             0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]
                            0.00             0.00
     From Subordinated Principal Collections allocable to the
Collateral Invested Amo          0.00             0.00
     Total Funded
                            0.00             0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]
                      110,227.56       116,991.18
     From Cash Collateral Account Withdrawl [Section 4.14(b)]
                            0.00             0.00
     From Subordinated Principal Collections allocable to the
Collateral Invested Amo          0.00             0.00
     Total Funded
                      110,227.56       116,991.18

Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]
                      416,178.65       442,680.33
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]
                      274,616.15       301,117.83
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
                            0.00             0.00
Funded Class B Default Amount
                      110,227.56       116,991.18
Total Available for Class B Floating Allocations
                      251,790.06       258,553.68

Class B Monthly Interest (Paid)
                      141,562.50       141,562.50
Overdue Class B Monthly Interest (Paid)
                            0.00             0.00
Class B Additional Interest (Paid)
                            0.00             0.00
Overdue Class B Additional Interest (Paid)
                            0.00             0.00
Reimbursement Class B Investor Default Amount (Paid)
                      110,227.56       116,991.18

Class B Interest Shortfall
                            0.00             0.00
Class B Addtional Interest Shortfall
                            0.00             0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage
                      12.0000000%      12.0000000%
Fixed Collateral Invested Percentage
                      12.0000000%      12.0000000%

Collateral Monthly Interest (Due) [Section 4.08(c)]
                      153,619.66       129,324.04
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]
                            0.00             0.00
Collateral Additional Interest (Due) [Section 4.08(c)]
                            0.00             0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]
                            0.00             0.00
Collateral Investor Default Amount
                      134,861.75       124,967.85

Collateral Invested Percentage of Reallocated FC&A [Section
4.11(b-1)]                   509,188.28       472,863.08
Amount that constitutes Excess FC&A [Section 4.11(b-1)]
                      509,188.28       472,863.08
From Excess Reallocated FC&A to Fund Collateral Investor Default
Amount [Section 4.13    134,861.75       124,967.85
Total Available for Collateral Invested Percentage Allocations
                      134,861.75       124,967.85

Collateral Monthly Interest (Paid)
                      153,619.66       129,324.04
Overdue Collateral Monthly Interest (Paid)
                            0.00             0.00
Collateral Additional Interest (Paid)
                            0.00             0.00
Overdue Collateral Additional Interest (Paid)
                            0.00             0.00
Reimbursement of Collateral Default Amount (Paid)
                      134,861.75       124,967.85

Collateral Interest Shortfall
                            0.00             0.00
Collateral Additional Interest Shortfall
                            0.00             0.00

Series 1994-1 Monthly Interest
    Collateral Rate Cap
                       6.4804700%       6.4570300%
    Collateral Monthly Interest (Subject to Collat. Rate Cap)
                      153,619.66       129,324.04
    Series 1994-1 Monthly Interest
                    1,363,958.20     1,186,980.29

*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]
                      939,462.83       927,109.79
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]
                      274,616.15       301,117.83
      Excess Collateral Interest Reallocated FC&A [Section
4.11(b-1)]                    509,188.28       472,863.08
         Total
                    1,723,267.26     1,701,090.70
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]
                            0.00             0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section
4.13(b)]                      0.00             0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative Excess Interest Amount [Section 4.13(c)]
                            0.00             0.00
    Allocated to fund the Class B Investor Default Amount [Section
4.13(d)]              110,227.56       116,991.18
    Allocated to reimburse Class B Invested Amount reductions
[Section 4.13(e)]                0.00             0.00
    Allocated to Collateral Monthly Interest [Section 4.13(f)]
                      153,619.66       129,324.04
    Allocated to unpaid Allocated Servicing Fee from previous
periods [Section 4.13(g          0.00             0.00
    Allocated to fund the Collateral Default Amount [Section
4.13(h)]                    134,861.75       124,967.85
    Allocated to reimburse Collateral Invested Amount reductions
[Section 4.13(i)]             0.00             0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]
                            0.00             0.00
    Allocated pursuant to the Collateral Agreement [Section
4.13(k)]                   1,324,558.29     1,329,807.63

Subordinated Principal Collections [Section 4.15]
                    4,837,392.96     5,381,801.61
   Allocated to Class A Required Amount [Section 4.15(a)]
                            0.00             0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]
                            0.00             0.00
    Allocated to fund the Class B Investor Default Amount [Section
4.15(c)]                    0.00             0.00


*** Amortization Allocations ***

Accumulation Period Determination
    Required Aggregate Accumulation Amount
                            0.00             0.00
    Accumulation Period Amount
                  N/A            N/A
    Accumulation Period Length
                  N/A            N/A
         Accumulation Period?
                  NO             NO
Amortization Events
   Three Month Average Series Adjusted Portfolio Yield Test
                  Not Triggered  Not Triggered
   Other Amortization Events
                  Not Triggered  Not Triggered
Transaction Period
                  CONT. AMORT.   CONT. AMORT.

Principal Allocation Percentage
                      56.5982227%      59.1032216%

Available Investor Principal Collections
     Investor Principal Collections
                   20,508,869.41    21,300,250.90
     Subordinated Principal Collections
                            0.00             0.00
     Series Allocable Miscellaneous Payments
                            0.00             0.00
     Series 1994-1 Excess Principal Collections
                    8,610,448.77     7,819,067.28
     [Subordinated Series Reallocated Principal Collections]
                            0.00             0.00
  Available Investor Principal Collections
                   29,119,318.18    29,119,318.18

Collateral Principal Collections
                    2,796,664.01     2,904,579.67

Class A Controlled Amortization Amount
                   25,625,000.00    25,625,000.00
Class A Controlled Distribution Amount
                   25,625,000.00    25,625,000.00
Class A Monthly Principal (Due) [Section 4.09(a)]
                   25,625,000.00    25,625,000.00
Class A Monthly Principal (Paid)
                   25,625,000.00    25,625,000.00
Class A Deficit Controlled Amortization Amount
                            0.00             0.00

Total Available to Pay Class B Monthly Principal
                    3,494,318.18     3,494,318.18
Class B Controlled Amortization Amount
                            0.00             0.00
Class B Controlled Distribution Amount
                            0.00             0.00
Class B Monthly Principal (Due) [Section 4.09(b)]
                            0.00             0.00
Class B Monthly Principal (Paid)
                            0.00             0.00
Class B Deficit Controlled Amortization Amount
                            0.00             0.00

Available Investor Prin. Collecions (after paying A &B)
                    3,494,318.18     3,494,318.18

Collateral Monthly Principal (Due) [Section 4.09(c)]
                    3,494,318.18     3,494,318.18
Collateral Monthly Principal (Paid)
                    3,494,318.18     3,494,318.18

Series 1994-1 Principal Shortfall
                    8,610,448.77     7,819,067.28
Trust Excess Principal Collections
                            0.00             0.00


*** Funding Accounts ***

Principal Funding Account deposit
                            0.00             0.00
Withdraw of Funded Deficit Controlled Amortization Amount
                            0.00             0.00
Withdraw of Excess (Paid to Seller)
                            0.00             0.00
Principal Funding Account Balance
                            0.00             0.00

Funded Deficit Controlled Amortization Amount
                            0.00             0.00

[ Class B Principal Funding Account deposits
                            0.00             0.00
 Principal Distributed to Class B Certificateholders
                            0.00             0.00
 Class B Principal Funding Account Balance
                  N/A            N/A

 Class A Interest Payment/Deposit
   from Collection Account
                    1,068,776.04       916,093.75
   from Principal Funding Account
                            0.00             0.00
   Paid to Class A Certificateholders
                    1,068,776.04       916,093.75
   Interest Funding Account Balance
                            0.00             0.00

 Class B Interest Payment/Deposit
   from Collection Account
                      141,562.50       141,562.50
   from Principal Funding Account
                            0.00             0.00
   Paid to Class B Certificateholders
                      141,562.50       141,562.50
   Interest Funding Account Balance]
                            0.00             0.00

Class A Investor Charge-Offs
                            0.00             0.00
Reimbursement of Class A Investor Charge-Offs
                            0.00             0.00
Cumulative Unreimbursed Class A Investor Charge-Offs
                            0.00             0.00

Reduction of Class B Invested Amount (Other than Class B ICO)
                            0.00             0.00
Class B Investor Charge-Offs
                            0.00             0.00
Reimbursement of Class B Investor Charge-Offs
                            0.00             0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions
                          0.00             0.00

Reduction of the Collateral Invested Amount (Other than Collateral
CO)                         0.00             0.00
Collateral Charge-Offs
                            0.00             0.00
Reimbursement of Collateral Invested Amount reductions
                            0.00             0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions
                            0.00             0.00
Previous month's ending Collateral Invested Amount
                   27,528,409.09    24,034,090.91
Current Month's ending Collateral Invested Amount
                   24,034,090.91    20,539,772.73

Unpaid current Allocated Servicing Fee
                            0.00             0.00
Reimbursement of unpaid Allocated Servicing Fee
                            0.00             0.00
Cumulative unreimbursed unpaid Allocated Serving Fee
                            0.00             0.00

Total Distributions to Class A, B, CIA  (principal and interest and
defaults)         31,607,124.31    31,347,697.21

*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Month]
                  ***************1,268,966,361.40
Average Principal outstanding based upon additional accounts
                  ***************1,268,966,361.40
Principal Receivables outstanding [End of Month]
                  ***************1,268,966,361.40
Finance Charge and Administrative Receivables outstanding
                  120,380,870.00   120,380,870.00

Class A Invested Amount
                  153,750,000.00   128,125,000.00
Class B Invested Amount
                   22,500,000.00    22,500,000.00
Collateral Invested Amount
                   24,034,090.91    20,539,772.73
Invested Amount
                  200,284,090.91   171,164,772.73

Series Adjusted Invested Amount
                  375,000,000.00   375,000,000.00
    Revolving or Accumulation Period
                  375,000,000.00   375,000,000.00
    Controlled Amortization  Period
                  375,000,000.00   375,000,000.00
        Seller Specified Numerator
                            0.00             0.00
        125% Amount
                            0.00             0.00
    Early Amortization  Period
                  N/A            N/A

Series Required Seller Amount
                   37,500,000.00    37,500,000.00
Required Collateral Amount
                   24,034,090.91    20,539,772.73
Available Collateral Amount
                   24,034,090.91    20,539,772.73

Class A Certificate Balance
                  153,750,000.00   128,125,000.00
Class B Certificate Balance
                   22,500,000.00    22,500,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance
                            0.00             0.00
   Deposit of Excess Collections
                            0.00             0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount
                            0.00             0.00
      To reimburse Class A Investor Charge-Offs
                            0.00             0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount
                            0.00             0.00
      To fund the Class B Investor Default Amount
                            0.00             0.00
      To reimburse Class B Invested Amount reductions
                            0.00             0.00
             Total
                            0.00             0.00
   Deposit of Collateral Monthly Principal
                    3,494,318.18     3,494,318.18
   Net Available
                    3,494,318.18     3,494,318.18
   Required Cash Collateral Amount
                           (0.00)           (0.00)
   Collateral Surplus
                    3,494,318.18     3,494,318.18
   Cash Collateral Account Surplus
                    3,494,318.18     3,494,318.18
   End Balance
                            0.00             0.00

Collateral Surplus (Prime)
                           (0.00)            0.00
Cash Collateral Account Surplus (Prime)
                           (0.00)            0.00


*** Application of Funds Pursuant to the Collateral Agreement ***

Available Funds
     Available Funds
                    Collateral Interest (Libor + 1.00%)
                      153,619.66       129,324.04
                     Excess from allocation model
                    1,324,558.29     1,329,807.63
                     Earnings on Cash Collateral Account
                            0.00             0.00
                     Earnings on Spread Account, principal
retention, etc.                     0.00             0.00
     Available Non-Principal Funds
                    1,478,177.95     1,459,131.67
     Available Principal Funds
                    3,494,318.18     3,494,318.18

Interest Due on the CA Investor Principal Balance (rate in fee
letter)                   139,396.65       117,306.99
Fees, expenses and other amounts due
                            0.00             0.00

Application of Available Funds
     Application of Available Non-Principal Funds [CA Section
2.10(a)]
          Payment of Interest [CA Section 2.10(a)(i)]
                      139,396.65       117,306.99
          Payment of CA Investor Charge-offs [CA Section
2.10(a)(ii)]                          0.00             0.00
          Payment of fees, expenses and other amounts [CA Section
2.10(a)(iii)]                0.00             0.00
          Payment to reduce CA Investor Princ. Bal. to Target
Amount, pursuant to  CA          0.00             0.00
          Deposit to Non-Principal Retention Account [CA Section
2.10 (a) (iv)]                0.00             0.00
          Allocated to cover the Spread Account Deficiency [CA
Section 2.10(a)(v)]             0.00             0.00
          Remaining Funds to be Paid to HRSI Funding (CA Residual
Interest Holder) [C  1,338,781.30     1,341,824.68

     Application of Available Principal Funds [CA Section 2.10(b)]
          Payment to reduce CA Investor Principal Balance [CA
Section 2.10(b)(i)]      3,494,318.18     3,494,318.18
          Payment cover remaining CA Investor Charge-offs [CA
Section 2.10(b)(ii)]             0.00             0.00
          Payment cover deficiencies of Non-Principal Applications, pursuant to CA Section 2.10(b)(iii)
               Payment of unpaid Interest
                            0.00             0.00
               Payment of unpaid CA Investor Charge-offs
                            0.00             0.00
               Payment of unpaid fees, expenses and other amounts
                            0.00             0.00
          Deposit to the Principal Retention Account (during early
am only) [CA Secti          0.00             0.00
          Remaining Funds to be Paid to HRSI Funding (CA Residual
Interest Holder) [C          0.00             0.00

Withdrawls from the Spread Account, pursuant to Section 2.11(b)
          Payment of Interest
                            0.00             0.00
          Payment of CA Investor Charge-offs
                            0.00             0.00
          Payment of fees, expenses and other amounts
                            0.00             0.00
          Payment to reduce CA Investor Princ. Balance to Target
Amount, pursuant to           0.00             0.00
          Excess Spread Amount over Spread Cap
                            0.00             0.00

Current Excess Spread
                    1,338,781.30     1,341,824.68
Monthly Excess Spread Percentage
                            7.00%            8.04%
Bi-Monthly Excess Spread Percentage
                            7.65%            7.52%
Quarterly Excess Spread Percentage
                            9.52%            7.78%
Semi-Annual Excess Spread Percentage
                           11.98%           10.80%
CA Investor Interest
                   27,528,409.09    24,034,090.91
CA Investor Target Invested Amount
                   24,034,090.91    20,539,772.73
CA Investor Principal Balance
                   24,034,090.91    20,539,772.73
CA Investor Invested Amount
                   24,034,090.91    20,539,772.73
CA Investor Charge-offs
                            0.00             0.00
CA Investor Percentage (after dist. this month)
                          100.00%          100.00%

CA Residual Interest (after dist. this month)
                            0.00             0.00
CA Residual Invested Amount (after dist. this month)
                            0.00             0.00
CA Residual Target
                            0.00             0.00

Spread Account
     Overall Spread Account Cap
                            0.00             0.00
          Merchant Concentration Spread Account Cap
                            0.00             0.00
          Quarterly Excess Spread Cap
                            0.00             0.00
     Spread Account Withdrawls
                            0.00             0.00
     Spread Account Deposits - calculated
                            0.00             0.00
     Spread Account Amount - calculated
                            0.00             0.00
     Spread Account Deficiency
                            0.00             0.00

    Spread Account Amount (actual deposit/withdrawal based on old model)
   Cumulative Difference between Actual Deposit/Withdrawal and What Should Have Been
   Spread Account Deposit/Withdrawal  Adjustment
   Spread Account Amount (based on old incorrect model)



     Principal Retention Account
                            0.00             0.00
     Non-Principal Retention Account
                            0.00             0.00

Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-1


                       21-Oct-96        20-Nov-96
*****************************************************************
****************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest
                       86.809028        86.313333
   2. Principal distribution per $1,000 interest
                       83.333333        83.333333
   3. Interest distribution per $1,000 interest

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections
                  ********************************
      (b) Collections of Finance Charge & Administrative
Receivables                 ********************************
      (c) Collections of Principal
                  ********************************

   2. Allocation of Receivables
      (a) Class A Invested Percentage
                      78.1919505%      76.7659574%
      (b) Principal Allocation Percentage
                      56.5982227%      59.1032216%

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account
                        0.000000         0.000000
      (b) Total amount on deposit in Principal
          Funding Account
                        0.000000         0.000000

   4. Delinquent Balances
      (a) 30 - 59 days (Del Stat 1) -- ($)
                  ********************************
                                    (%)
                            4.63%            4.63%
      (b) 60 - 89 days (Del Stat 2) -- ($)
                  ********************************
                                     (%)
                            2.15%            2.15%
      (c) 90+ days (Del Stat 3+) -- ($)
                  ********************************
                                               (%)
                            6.35%            6.66%

   5. Class A Investor Default Amount
                  878,758.620000   799,439.710000


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the
Distribution
          Date(s) with respect to the Payment Date
                        0.000000         0.000000
      (b) The amount of Item 6(a) per $1,000 interest
                        0.000000         0.000000
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs
                        0.000000         0.000000
      (d) The amount of Item 6(c) per $1,000 interest
                        0.000000         0.000000
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date
                        0.000000         0.000000

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date
                  430,871.210000   382,339.020000

   8. Deficit Controlled Amortization Amount for such Payment Date
                       0.000000         0.000000

C. Class A Pool Factor
                     0.500000000      0.416666667

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day of the preceding Due Period
                  ********************************

   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period
                  ********************************

E. Class B Certificates

   1. Class B Invested Amount as of the end of the Payment Date
                  ********************************

   2. Available Collateral Invested Amount as of the end of the
Payment Date         ********************************

*****************************************************************
****************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-1

*****************************************************************
****************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest
                        6.291667         6.291667
   2. Principal distribution per $1,000 interest
                        0.000000         0.000000
   3. Interest distribution per $1,000 interest
                        6.291667         6.291667

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections
                  101,014,249.70   101,126,331.25
      (b) Collections of FC&A
                   22,631,274.23    22,743,355.78
      (c) Collections of Principal
                   78,382,975.47    78,382,975.47

   2. Allocation of Receivables
      (a) Class B Invested Percentage
                       9.8080495%      11.2340426%
      (b) Principal Allocation Percentage
                      56.5982227%      59.1032216%

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account
                              NA               NA
      (b) Total amount on deposit in Principal
          Funding Account
                              NA               NA

   4. Delinquent Balances
      (a) 30 - 59 days (Del Stat 1) -- ($)
                   64,386,279.38    64,344,691.35
                                    (%)
                            4.63%            4.63%
      (b) 60 - 89 days (Del Stat 2) -- ($)
                   29,845,184.16    29,843,936.46
                                     (%)
                            2.15%            2.15%
      (c) 90+ days (Del Stat 3+) -- ($)
                   88,254,422.72    92,498,184.69
                                               (%)
                            6.35%            6.66%

   5. Class B Investor Default Amount
                      110,227.56       116,991.18


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if
any,
          for the Distribution Date(s) with respect to the
          Payment Date
                            0.00             0.00
      (b) The amount of Item 6(a) per $1,000 interest
                            0.00             0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions
                            0.00             0.00
      (d) The amount of Item 6(c) per $1,000 interest
                            0.00             0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class
B
          Invested Amount as of the end of such Payment Date
                            0.00             0.00

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date
                            0.00             0.00
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the

          Payment Date
                            0.00%            0.00%

   8. Available Collateral Invested Amount
                   24,034,090.91    20,539,772.73

   9. Deficit Controlled Amortization Amount for such Payment Date
                           0.00             0.00

C. Class B Pool Factor
                     1.000000000      1.000000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day of the preceding Due Period
                  ***************1,268,966,361.40

   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period
                  120,380,870.00   120,380,870.00

*****************************************************************
****************************************************




Household Finance Corporation
HRSI Funding, Inc.
                          Sep-96           Oct-96
Household Private Label Credit Card Master Trust II, Series 1994-2
                      21-Oct-96        20-Nov-96


*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal
Receivables)
   Payment Rate
                           7.566%           7.901%
   Annualized Gross Cash Yield
                          20.494%          21.507%
   Annualized Default Rate
                           5.217%           5.448%
   Annualized Portfolio Yield
                          15.278%          16.060%

Delinquency status of accounts:
   30 - 59 days (Del Stat 1) ($)
                   64,386,279.38    64,344,691.35
   30 - 59 days (Del Stat 1) (%)
                            4.63%            4.63%
   60 - 89 days (Del Stat 2) ($)
                   29,845,184.16    29,843,936.46
   60 - 89 days (Del Stat 2) (%)
                            2.15%            2.15%
   90+ days (Del Stat 3+)($)
                   88,254,422.72    92,498,184.69
   90+ days (Del Stat 3+)(%)
                            6.35%            6.66%
        Total ($)
                  182,485,886.26   186,686,812.50
        Total (%)
                           13.13%           13.44%

Collections
   Principal (discount applied)
                   78,382,975.47    78,382,975.47
   Finance Charge (discount applied)
                   21,881,181.26    21,881,181.26
   Other
                            0.00             0.00
   Allocated Recoveries
                      750,092.97       862,174.52
   Total
                  101,014,249.70   101,126,331.25

Aggregate Principal Shortfalls for Group 1
                            0.00             0.00

Adjustment Payments
                            0.00             0.00
Transfer Deposit Amount
                            0.00             0.00

Charge-Off Activity
   Defaulted Receivables
                    5,760,594.31     5,760,594.31
   Defaulted Receivables Repurchased Pursuant to Article 2.07
                            0.00             0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03
                            0.00             0.00
   Defaulted Amount
                    5,760,594.31     5,760,594.31

*** Reallocated Investor Finance Charge and Administrative
Collections ***

Reallocated Investor Finance Charge and Administrative Collections
                   6,576,402.52     6,892,040.24
Investor Defaulted Amount
                    1,630,197.00     1,702,348.41
Series Adjusted Portfolio Yield
                          15.828%          16.607%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage
                      82.0000000%      82.0000000%
Fixed Class A Invested Percentage
                      82.0000000%      82.0000000%

Class A Monthly Interest (Due) [Section 4.08(a)]
                    1,998,750.00     1,998,750.00
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]
                            0.00             0.00
Class A Additional Interest (Due) [Section 4.08(a)]
                            0.00             0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]
                            0.00             0.00
Class A Investor Default Amount
                    1,336,761.54     1,395,925.70
Allocable Servicing Fee (Due) [Section 3]
                      625,000.00       625,000.00
Previously unpaid Allocable Servicing Fee
                            0.00             0.00

Class A Required Amount [Section 4.10 (a)]
                            0.00             0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section
4.13(a)]                         0.00             0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]
                            0.00             0.00
     From Subordinated Principal Collections [Section 4.15(a)]
                            0.00             0.00
     Total ("Funded Class A Required Amount")
                            0.00             0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]
                    5,392,650.07     5,651,473.00
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]
                    1,432,138.53     1,631,797.30
Funded Class A Required Amount
                            0.00             0.00
Excess Reallocated FC&A to cover previously unpaid Allocated
Servicing Fee [Section 4          0.00             0.00
Total Available for Class A Invested Percentage Allocations
                    3,960,511.54     4,019,675.70

Class A Monthly Interest (Paid)
                    1,998,750.00     1,998,750.00
Overdue Class A Monthly Interest (Paid)
                            0.00             0.00
Class A Additional Interest (Paid)
                            0.00             0.00
Overdue Class A Additional Interest (Paid)
                            0.00             0.00
Reimb. of Class A Investor Default Amount (Paid)
                    1,336,761.54     1,395,925.70
Allocable Servicing Fee (Paid)
                      625,000.00       625,000.00
Previously unpaid Allocable Servicing Fee (Paid)
                            0.00             0.00

Class A Interest Shortfall
                            0.00             0.00
Class A Additional Interest Shortfall
                            0.00             0.00

                            0.00%            0.00%
*** Class B Invested Percentage Allocations ***

Class B Invested Percentage
                       6.0000000%       6.0000000%
Fixed Class B Invested Percentage
                       6.0000000%       6.0000000%

Class B Monthly Interest (Due) [Section 4.08(b)]
                      150,000.00       150,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]
                            0.00             0.00
Class B Additional Interest (Due) [Section 4.08(b)]
                            0.00             0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]
                            0.00             0.00
Class B Investor Default Amount
                       97,811.82       102,140.90

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest
                            0.00             0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]
                            0.00             0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]
                            0.00             0.00
     From Subordinated Principal Collections allocable to the
Collateral Invested Amo          0.00             0.00
     Total Funded
                            0.00             0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]
                       97,811.82       102,140.90
     From Cash Collateral Account Withdrawl [Section 4.14(b)]
                            0.00             0.00
     From Subordinated Principal Collections allocable to the
Collateral Invested Amo          0.00             0.00
     Total Funded
                       97,811.82       102,140.90

                               0                0
Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]
                      394,584.15       413,522.41
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]
                      244,584.15       263,522.41
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
                            0.00             0.00
Funded Class B Default Amount
                       97,811.82       102,140.90
Total Available for Class B Floating Allocations
                      247,811.82       252,140.90

Class B Monthly Interest (Paid)
                      150,000.00       150,000.00
Overdue Class B Monthly Interest (Paid)
                            0.00             0.00
Class B Additional Interest (Paid)
                            0.00             0.00
Overdue Class B Additional Interest (Paid)
                            0.00             0.00
Reimbursement Class B Investor Default Amount (Paid)
                       97,811.82       102,140.90

Class B Interest Shortfall
                            0.00             0.00
Class B Addtional Interest Shortfall
                            0.00             0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage
                      12.0000000%      12.0000000%
Fixed Collateral Invested Percentage
                      12.0000000%      12.0000000%

Collateral Monthly Interest (Due) [Section 4.08(c)]
                      251,118.21       242,138.63
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]
                            0.00             0.00
Collateral Additional Interest (Due) [Section 4.08(c)]
                            0.00             0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]
                            0.00             0.00
Collateral Investor Default Amount
                      195,623.64       204,281.81

Collateral Invested Percentage of Reallocated FC&A [Section
4.11(b-1)]                   789,168.30       827,044.83
Amount that constitutes Excess FC&A [Section 4.11(b-1)]
                      789,168.30       827,044.83
From Excess Reallocated FC&A to Fund Collateral Investor Default
Amount [Section 4.13    195,623.64       204,281.81
Total Available for Collateral Invested Percentage Allocations
                      195,623.64       204,281.81

Collateral Monthly Interest (Paid)
                      251,118.21       242,138.63
Overdue Collateral Monthly Interest (Paid)
                            0.00             0.00
Collateral Additional Interest (Paid)
                            0.00             0.00
Overdue Collateral Additional Interest (Paid)
                            0.00             0.00
Reimbursement of Collateral Default Amount (Paid)
                      195,623.64       204,281.81

Collateral Interest Shortfall
                            0.00             0.00
Collateral Additional Interest Shortfall
                            0.00             0.00

Series 1994-2 Monthly Interest
    Collateral Rate Cap
                       6.4804700%       6.4570300%
    Collateral Monthly Interest (Subject to Collat. Rate Cap)
                      251,118.21       242,138.63
    Series 1994-2 Monthly Interest
                    2,399,868.21     2,390,888.63

*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]
                    1,432,138.53     1,631,797.30
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]
                      244,584.15       263,522.41
      Excess Collateral Interest Reallocated FC&A [Section
4.11(b-1)]                    789,168.30       827,044.83
         Total
                    2,465,890.98     2,722,364.54
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]
                            0.00             0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section
4.13(b)]                      0.00             0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative Excess Interest Amount [Section 4.13(c)]
                            0.00             0.00
    Allocated to fund the Class B Investor Default Amount [Section
4.13(d)]               97,811.82       102,140.90
    Allocated to reimburse Class B Invested Amount reductions
[Section 4.13(e)]                0.00             0.00
    Allocated to Collateral Monthly Interest [Section 4.13(f)]
                      251,118.21       242,138.63
    Allocated to unpaid Allocated Servicing Fee from previous
periods [Section 4.13(g          0.00             0.00
    Allocated to fund the Collateral Default Amount [Section
4.13(h)]                    195,623.64       204,281.81
    Allocated to reimburse Collateral Invested Amount reductions
[Section 4.13(i)]             0.00             0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]
                            0.00             0.00
    Allocated pursuant to the Collateral Agreement [Section
4.13(k)]                   1,921,337.31     2,173,803.20

Subordinated Principal Collections [Section 4.15]
                    3,992,703.39     4,169,417.73
   Allocated to Class A Required Amount [Section 4.15(a)]
                            0.00             0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]
                            0.00             0.00
    Allocated to fund the Class B Investor Default Amount [Section
4.15(c)]                    0.00             0.00


*** Amortization Allocations ***

Accumulation Period Determination
    Required Aggregate Accumulation Amount
                  N/A            N/A
    Accumulation Period Amount
                  N/A            N/A
    Accumulation Period Length
                  N/A            N/A
         Accumulation Period?
                  NO             NO
Amortization Events
   Three Month Average Series Adjusted Portfolio Yield Test
                  Not Triggered  Not Triggered
   Other Amortization Events
                  Not Triggered  Not Triggered
Transaction Period
                  REVOLVING      REVOLVING

Principal Allocation Percentage
                      56.5982227%      59.1032216%

Available Investor Principal Collections
     Investor Principal Collections
                   20,954,456.59    21,881,886.61
     Subordinated Principal Collections
                            0.00             0.00
     Series Allocable Miscellaneous Payments
                            0.00             0.00
     Series 1994-2 Excess Principal Collections
                            0.00             0.00
     [Subordinated Series Reallocated Principal Collections]
                            0.00             0.00
  Available Investor Principal Collections
                   20,954,456.59    21,881,886.61

Collateral Principal Collections
                    2,857,425.90     2,983,893.63

Class A Controlled Amortization Amount
                            0.00             0.00
Class A Controlled Distribution Amount
                            0.00             0.00
Class A Monthly Principal (Due) [Section 4.09(a)]
                            0.00             0.00
Class A Monthly Principal (Paid)
                            0.00             0.00
Class A Deficit Controlled Amortization Amount
                            0.00             0.00

Total Available to Pay Class B Monthly Principal
                   20,954,456.59    21,881,886.61
Class B Controlled Amortization Amount
                            0.00             0.00
Class B Controlled Distribution Amount
                            0.00             0.00
Class B Monthly Principal (Due) [Section 4.09(b)]
                            0.00             0.00
Class B Monthly Principal (Paid)
                            0.00             0.00
Class B Deficit Controlled Amortization Amount
                            0.00             0.00

Available Investor Prin. Collecions (after paying A &B)
                   20,954,456.59    21,881,886.61

Collateral Monthly Principal (Due) [Section 4.09(c)]
                            0.00             0.00
Collateral Monthly Principal (Paid)
                            0.00             0.00

Series 1994-2 Principal Shortfall
                            0.00             0.00
Trust Excess Principal Collections
                   23,811,882.49    24,865,780.24


*** Funding Accounts ***

Principal Funding Account deposit
                            0.00             0.00
Withdraw of Funded Deficit Controlled Amortization Amount
                            0.00             0.00
Withdraw of Excess (Paid to Seller)
                            0.00             0.00
Principal Funding Account Balance
                            0.00             0.00

Funded Deficit Controlled Amortization Amount
                            0.00             0.00

[ Class B Principal Funding Account deposits
                            0.00             0.00
 Principal Distributed to Class B Certificateholders
                            0.00             0.00
 Class B Principal Funding Account Balance
                  N/A            N/A

 Class A Interest Payment/Deposit
   from Collection Account
                    1,998,750.00     1,998,750.00
   from Principal Funding Account
                            0.00             0.00
   Paid to Class A Certificateholders
                    1,998,750.00     1,998,750.00
   Interest Funding Account Balance
                            0.00             0.00

 Class B Interest Payment/Deposit
   from Collection Account
                      150,000.00       150,000.00
   from Principal Funding Account
                            0.00             0.00
   Paid to Class B Certificateholders
                      150,000.00       150,000.00
   Interest Funding Account Balance]
                            0.00             0.00

Class A Investor Charge-Offs
                            0.00             0.00
Reimbursement of Class A Investor Charge-Offs
                            0.00             0.00
Cumulative Unreimbursed Class A Investor Charge-Offs
                            0.00             0.00

Reduction of Class B Invested Amount (Other than Class B ICO)
                            0.00             0.00
Class B Investor Charge-Offs
                            0.00             0.00
Reimbursement of Class B Investor Charge-Offs
                            0.00             0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions
                          0.00             0.00

Reduction of the Collateral Invested Amount (Other than Collateral
CO)                         0.00             0.00
Collateral Charge-Offs
                            0.00             0.00
Reimbursement of Collateral Invested Amount reductions
                            0.00             0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions
                            0.00             0.00
Previous month's ending Collateral Invested Amount
                   45,000,000.00    45,000,000.00
Current Month's ending Collateral Invested Amount
                   45,000,000.00    45,000,000.00

Unpaid current Allocated Servicing Fee
                            0.00             0.00
Reimbursement of unpaid Allocated Servicing Fee
                            0.00             0.00
Cumulative unreimbursed unpaid Allocated Serving Fee
                            0.00             0.00

Total Distributions to Class A, B, CIA  (principal and interest and
defaults)          4,030,065.21     4,093,237.04

*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Month]
                  ***************1,268,966,361.40
Average Principal outstanding based upon additional accounts
                  ***************1,268,966,361.40
Principal Receivables outstanding [End of Month]
                  ***************1,268,966,361.40
Finance Charge and Administrative Receivables outstanding
                  120,380,870.00   120,380,870.00

Class A Invested Amount
                  307,500,000.00   307,500,000.00
Class B Invested Amount
                   22,500,000.00    22,500,000.00
Collateral Invested Amount
                   45,000,000.00    45,000,000.00
Invested Amount
                  375,000,000.00   375,000,000.00

Series Adjusted Invested Amount
                  375,000,000.00   375,000,000.00
    Revolving or Accumulation Period
                  375,000,000.00   375,000,000.00
    Controlled Amortization  Period
                  N/A            N/A
        Seller Specified Numerator
                            0.00             0.00
        125% Amount
                            0.00             0.00
    Early Amortization  Period
                  N/A            N/A

Series Required Seller Amount
                   37,500,000.00    37,500,000.00
Required Collateral Amount
                   45,000,000.00    45,000,000.00
Available Collateral Amount
                   45,000,000.00    45,000,000.00

Class A Certificate Balance
                  307,500,000.00   307,500,000.00
Class B Certificate Balance
                   22,500,000.00    22,500,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance
                            0.00             0.00
   Deposit of Excess Collections
                            0.00             0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount
                            0.00             0.00
      To reimburse Class A Investor Charge-Offs
                            0.00             0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount
                            0.00             0.00
      To fund the Class B Investor Default Amount
                            0.00             0.00
      To reimburse Class B Invested Amount reductions
                            0.00             0.00
             Total
                            0.00             0.00
   Deposit of Collateral Monthly Principal
                            0.00             0.00
   Net Available
                            0.00             0.00
   Required Cash Collateral Amount
                            0.00             0.00
   Collateral Surplus
                            0.00             0.00
   Cash Collateral Account Surplus
                            0.00             0.00
   End Balance
                            0.00             0.00

Collateral Surplus (Prime)
                            0.00             0.00
Cash Collateral Account Surplus (Prime)
                            0.00             0.00


*** Application of Funds Pursuant to the Collateral Agreement ***

Available Funds
     Available Funds
                    Collateral Interest (Libor + 1.00%)
                      251,118.21       242,138.63
                     Excess from allocation model
                    1,921,337.31     2,173,803.20
                     Earnings on Cash Collateral Account
                            0.00             0.00
                     Earnings on Spread Account, principal
retention, etc.                     0.00             0.00
     Available Non-Principal Funds
                    2,172,455.52     2,415,941.83
     Available Principal Funds
                            0.00             0.00

Interest Due on the CA Investor Principal Balance (rate in fee
letter)                   233,680.71       225,263.63
Fees, expenses and other amounts due
                            0.00             0.00

Application of Available Funds
     Application of Available Non-Principal Funds [CA Section
2.10(a)]
          Payment of Interest [CA Section 2.10(a)(i)]
                      233,680.71       225,263.63
          Payment of CA Investor Charge-offs [CA Section
2.10(a)(ii)]                          0.00             0.00
          Payment of fees, expenses and other amounts [CA Section
2.10(a)(iii)]
          Payment to reduce CA Investor Princ. Bal. to Target Amount, pursuant to CA Section 2.10 (a) (iv)
          Deposit to Non-Principal Retention Account [CA Section
2.10 (a) (iv)]
          Allocated to cover the Spread Account Deficiency [CA
Section 2.10(a)(v)]
          Remaining Funds to be Paid to HRSI Funding (CA Residual
Interest Holder) [C  1,938,774.81     2,190,678.20

     Application of Available Principal Funds [CA Section 2.10(b)]
          Payment to reduce CA Investor Principal Balance [CA
Section 2.10(b)(i)]              0.00             0.00
          Payment cover remaining CA Investor Charge-offs [CA
Section 2.10(b)(ii)]             0.00             0.00
          Payment cover deficiencies of Non-Principal Applications, pursuant to CA Section 2.10(b)(iii)
               Payment of unpaid Interest
                            0.00             0.00
               Payment of unpaid CA Investor Charge-offs
                            0.00             0.00
               Payment of unpaid fees, expenses and other amounts
                            0.00             0.00
          Deposit to the Principal Retention Account (during early
am only) [CA Secti          0.00             0.00
          Remaining Funds to be Paid to HRSI Funding (CA Residual
Interest Holder) [C          0.00             0.00

Withdrawls from the Spread Account, pursuant to Section 2.11(b)
          Payment of Interest
                            0.00             0.00
          Payment of CA Investor Charge-offs
                            0.00             0.00
          Payment of fees, expenses and other amounts
                            0.00             0.00
          Payment to reduce CA Investor Princ. Balance to Target
Amount, pursuant to           0.00             0.00
          Excess Spread Amount over Spread Cap
                            0.00             0.00

Current Excess Spread
                    1,938,774.81     2,190,678.20
Monthly Excess Spread Percentage
                            6.20%            7.01%
Bi-Monthly Excess Spread Percentage
                            6.82%            6.61%
Quarterly Excess Spread Percentage
                            8.56%            6.89%
Semi-Annual Excess Spread Percentage
                           11.10%            9.74%
CA Investor Interest
                   45,000,000.00    45,000,000.00
CA Investor Target Invested Amount
                   45,000,000.00    45,000,000.00
CA Investor Principal Balance
                   45,000,000.00    45,000,000.00
CA Investor Invested Amount
                   45,000,000.00    45,000,000.00
CA Investor Charge-offs
                            0.00             0.00
CA Investor Percentage (after dist. this month)
                          100.00%          100.00%

CA Residual Interest (after dist. this month)
                            0.00             0.00
CA Residual Invested Amount (after dist. this month)
                            0.00             0.00
CA Residual Target
                            0.00             0.00

Spread Account
     Overall Spread Account Cap
                            0.00             0.00
          Merchant Concentration Spread Account Cap
                            0.00             0.00
          Quarterly Excess Spread Cap
                            0.00             0.00
     Spread Account Withdrawls
                            0.00             0.00
     Spread Account Deposits - calculated
                            0.00             0.00
     Spread Account Amount - calculated
                            0.00             0.00
     Spread Account Deficiency
                            0.00             0.00

    Spread Account Amount (actual deposit/withdrawal based on old model)
   Cumulative Difference between Actual Deposit/Withdrawal and What Should Have Been Deposited/Withdrawal
   Spread Account Deposit/Withdrawal Adjustment
   Spread Account Amount (based on old incorrect model)



     Principal Retention Account
                            0.00             0.00
     Non-Principal Retention Account
                            0.00             0.00

Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2


                       21-Oct-96        20-Nov-96
*****************************************************************
****************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest
                        6.500000         6.500000
   2. Principal distribution per $1,000 interest
                        0.000000         0.000000
   3. Interest distribution per $1,000 interest
                        6.500000         6.500000

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections
                  101,014,249.70   101,126,331.25
      (b) Collections of Finance Charge & Administrative
Receivables                  22,631,274.23    22,743,355.78
      (c) Collections of Principal
                   78,382,975.47    78,382,975.47

   2. Allocation of Receivables
      (a) Class A Invested Percentage
                      82.0000000%      82.0000000%
      (b) Principal Allocation Percentage
                  N/A            N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account
                  N/A            N/A
      (b) Total amount on deposit in Principal
          Funding Account
                  N/A            N/A

   4. Delinquent Balances
      (a) 30 - 59 days (Del Stat 1) -- ($)
                   64,386,279.38    64,344,691.35
                                    (%)
                            4.63%            4.63%
      (b) 60 - 89 days (Del Stat 2) -- ($)
                   29,845,184.16    29,843,936.46
                                     (%)
                            2.15%            2.15%
      (c) 90+ days (Del Stat 3+) -- ($)
                   88,254,422.72    92,498,184.69
                                               (%)
                            6.35%            6.66%

   5. Class A Investor Default Amount
                    1,336,761.54     1,395,925.69


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the
Distribution
          Date(s) with respect to the Payment Date
                        0.000000         0.000000
      (b) The amount of Item 6(a) per $1,000 interest
                        0.000000         0.000000
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs
                        0.000000         0.000000
      (d) The amount of Item 6(c) per $1,000 interest
                        0.000000         0.000000
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date
                        0.000000         0.000000

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date
                      625,000.00       625,000.00

   8. Deficit Controlled Amortization Amount for such Payment Date
                           0.00             0.00

C. Class A Pool Factor
                      1.00000000       1.00000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day of the preceding Due Period
                  ***************1,268,966,361.40

   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period
                  120,380,870.00   120,380,870.00

E. Class B Certificates

   1. Class B Invested Amount as of the end of the Payment Date
                   22,500,000.00    22,500,000.00

   2. Available Collateral Invested Amount as of the end of the
Payment Date          45,000,000.00    45,000,000.00

*****************************************************************
****************************************************

Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2

*****************************************************************
****************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest
                        6.666667         6.666667
   2. Principal distribution per $1,000 interest
                        0.000000         0.000000
   3. Interest distribution per $1,000 interest
                        6.666667         6.666667

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections
                  101,014,249.70   101,126,331.25
      (b) Collections of FC&A
                   22,631,274.23    22,743,355.78
      (c) Collections of Principal
                   78,382,975.47    78,382,975.47

   2. Allocation of Receivables
      (a) Class B Invested Percentage
                       6.0000000%       6.0000000%
      (b) Principal Allocation Percentage
                  N/A            N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account
                              NA               NA
      (b) Total amount on deposit in Principal
          Funding Account
                              NA               NA

   4. Delinquent Balances
      (a) 30 - 59 days (Del Stat 1) -- ($)
                   64,386,279.38    64,344,691.35
                                    (%)
                            4.63%            4.63%
      (b) 60 - 89 days (Del Stat 2) -- ($)
                   29,845,184.16    29,843,936.46
                                     (%)
                            2.15%            2.15%
      (c) 90+ days (Del Stat 3+) -- ($)
                   88,254,422.72    92,498,184.69
                                               (%)
                            6.35%            6.66%

   5. Class B Investor Default Amount
                       97,811.82       102,140.90


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if
any,
          for the Distribution Date(s) with respect to the
          Payment Date
                        0.000000         0.000000
      (b) The amount of Item 6(a) per $1,000 interest
                        0.000000         0.000000
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions
                        0.000000         0.000000
      (d) The amount of Item 6(c) per $1,000 interest
                        0.000000         0.000000
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class
B
          Invested Amount as of the end of such Payment Date
                        0.000000         0.000000

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date
                        0.000000         0.000000
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the

          Payment Date
                            0.00%            0.00%

   8. Available Collateral Invested Amount
                   45,000,000.00    45,000,000.00

   9. Deficit Controlled Amortization Amount for such Payment Date
                           0.00             0.00

C. Class B Pool Factor
                      1.00000000       1.00000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day of the preceding Due Period
                  ***************1,268,966,361.40

   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period
                  120,380,870.00   120,380,870.00

*****************************************************************
****************************************************